Our Mission & Vision 2Q 2019 Investor Presentation August 7, 2019 EVAL UATION These materials may not be used or relied upon for any purpose otherth an as specifically contemplated by a 1

Forward-looking Statements Certain statements and information in this presentation may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “anticipate,” “plan,” “intend,” “foresee,” “guidance,” “potential,” “expect,” “should,” “will” “continue,” “could,” “estimate,” “forecast,” “goal,”Our “may,” “objective,” Mission “predict,” “projection,” & or similar Vision expressions are intended to identify forward-looking statements (including those contained in certain visual depictions) in this presentation. These forward-looking statements reflect Cornerstone Building Brands, Inc. (the “Company”) current expectations and/or beliefs concerning future events. The Company believes the information, estimates, forecasts and assumptions on which these statements are based are current, reasonable and complete. Our expectations with respect to growth and estimated financial and operating performance, including cost savings and synergies, that are contained in this presentation are forward-looking statements based on management’s best estimates as of the date of this presentation. However, the forward-looking statements in this presentation are subject to a number of risks and uncertainties that may cause the Company's actual performance to differ materially from that projected in such statements. Among the factors that could cause actual results to differ materially include, but are not limited to, risks and uncertainties relating to industry cyclicality and seasonality and adverse weather conditions; challenging economic conditions affecting the nonresidential construction industry; downturns in the residential new construction and repair and remodeling end markets, or the economy or the availability of consumer credit; volatility in the United States (“U.S.”) economy and abroad, generally, and in the credit markets; inability to successfully develop new products or improve existing products; the effects of manufacturing or assembly realignments; changes in laws or regulations; the effects of certain external domestic or international factors that we may not be able to control, including war, civil conflict, terrorism, natural disasters and public health issues; our ability to obtain financing on acceptable terms; recognition of goodwill or asset impairment charges; commodity price volatility and/or limited availability of raw materials, including steel, PVC resin and aluminum; retention and replacement of key personnel; increases in union organizing activity and work stoppages at our facilities or the facilities of our suppliers; our ability to employ, train and retain qualified personnel at a competitive cost; enforcement and obsolescence of our intellectual property rights; changes in foreign currency exchange and interest rates; costs and liabilities related to compliance with environmental laws and environmental clean-ups; changes in building codes and standards; potential product liability claims, including class action claims and warranties, relating to products we manufacture; competitive activity and pricing pressure in our industry; the credit risk of our customers; the dependence on a core group of significant customers in our Windows and Siding segments; operational problems or disruptions at any of our facilities, including natural disasters; volatility of the Company’s stock price; our ability to make strategic acquisitions accretive to earnings; our ability to fully realize expected cost savings and synergies, including those identified as a result of the Ply Gem merger; significant changes in factors and assumptions used to measure certain of Ply Gem’s defined benefit plan obligations and the effect of actual investment returns on pension assets; volatility in transportation, energy and freight prices; the adoption of climate change legislation; limitations on our net operating losses, interest deductibility and payments under the tax receivable agreement; breaches of our information system security measures; damage to our major information management systems; necessary maintenance or replacements to our enterprise resource planning technologies; potential personal injury, property damage or product liability claims or other types of litigation; compliance with certain laws related to our international business operations; the effect of tariffs on steel imports; the cost and difficulty associated with integrating and combining the acquired businesses; potential write-downs or write-offs, restructuring and impairment or other charges required in connection with the Ply Gem merger; potential claims arising from the operations of our various businesses arising from periods prior to the dates they were acquired; substantial governance and other rights held by our sponsor investors; the effect on our common stock price caused by transactions engaged in by our sponsor investors, our directors or executives; our substantial indebtedness and our ability to incur substantially more indebtedness; limitations that our debt agreements place on our ability to engage in certain business and financial transactions; the effect of increased interest rates or downgrades of our credit ratings on our ability to service our debt. See also the “Risk Factors” in the Company's Annual Report on Form 10-K for the fiscal year ended October 28, 2018, our Transition Report on Form 10-QT for the transition period from October 29, 2018 to December 31, 2018 and other risks described in documents subsequently filed by the Company from time to time with the Securities and Exchange Commission, which identify other important factors, though not necessarily all such factors, that could cause future outcomes to differ materially from those set forth in the forward-looking statements. The Company expressly disclaims any obligation to release publicly any updates or revisions to these forward-looking statements, whether as a result of new information, future events, or otherwise. 2

2Q Key Highlights Our Mission & Vision STRENGTHEN THE CORE . Driven by pricing discipline, synergies and cost initiatives, the Company’s consolidated gross margin improved and Adjusted EBITDA margin expanded in all three business segments on lower volumes . Synergies and cost initiatives remain on track for the full year, including the key actions necessary to complete the integrations of Atrium and Silver Line . Ongoing focus on working capital improvements throughout the business EXTEND OUR REACH . Focused R&D initiatives to extend product portfolio in both commercial and residential businesses . Leveraging combined manufacturing and market knowledge by utilizing Siding and Insulated Metal Panels expertise GROW STRATEGICALLY . Environmental StoneWorks acquisition contributed meaningfully to net sales in the quarter, with cross selling opportunities with the Commercial segment in progress 3

2Q 2019 Consolidated Highlights Our Mission & Vision ($ in millions) 2Q PF 2018 2Q 2019 % Chg. 1H PF 2018 1H PF 2019 % Chg. Net Sales $1,369 $1,296 (5.3%) $2,444 $2,377 (2.7%) Gross Profit $319 $305 (4.6%) $522 $509 (2.6%) Gross Profit Margin 23.3% 23.5% 20 bps 21.4% 21.4% - Adjusted EBITDA $174 $172 (0.9%) $246 $242 (1.5%) Adjusted EBITDA Margin 12.7% 13.3% 60 bps 10.1% 10.2% 10 bps Business Segment Revenues LTM (1) Commercial Windows Siding 39% 39% 22% Note: The pro forma 2Q 2018 results reflects the estimated impact moving from a 52/53 week fiscal year-end to a four-four-five week calendar year and reflects the estimated impact of the Ply Gem, Atrium, Silver Line and Environmental StoneWorks acquisitions. Certain amounts in this presentation have been subject to rounding adjustments. Accordingly, amounts shown as total may not be the arithmetic aggregation of the individual amounts that comprise or precede them. 4 (1) Percentages represent the LTM PF 2Q19 net sales of the consolidated business segments.

2Q 2019 Consolidated Highlights Our MissionSecond & Quarter Vision Net Sales Performance Bridge ($ in Millions) $1,600 $1,369 $1,400 57 $1,296 $1,200 130 $1,000 $800 $600 Net Sales Net $400 $200 $- 2Q 2018 PF Net Sales Volume/Demand/FX Price/Mix 2Q 2019 Net- Sales Second Quarter Adjusted EBITDA Performance Bridge ($ in Millions) $200 57 $180 $174 27 $172 $160 26 $140 21 $120 39 Adj. $100 Adj. EBITDA EBITDA $80 Margin Margin $60 Adj. EBITDA Adj. 12.7% 13.3% $40 Adj. EBITDA Margin Expansion $20 $- - 2Q 2018 PF Adj. Volume/Demand Price/Mix Inflation MFG Productivity Synergies/Cost 2Q 2019 Adj. EBITDA Initiatives EBITDA Note: 2Q18 pro forma results reflect combined NCI, Ply Gem, Atrium, Silver Line & Environmental StoneWorks. Figures for the Commercial segment have 5 been recast from fiscal 2Q 2018 to a calendar 2Q 2018 period.

Commercial Segment – 2Q 2019 OurSecond Mission Quarter, YTD Results &and GrossVision Margin 2Q 2019 Key Highlights 1000 100.0%1000 $936 100.0% ($ in millions) $905 900 90.0%900 90.0% • Net sales were lower year-over-year by $46 million or 800 80.0%800 80.0% 8.7% primarily driven by lower volumes for the 700 70.0%700 70.0% segment and product mix in Insulated Metal Panels, partially offset by higher pricing and the pass through 600 $526 60.0%600 60.0% of higher material input costs. $480 500 50.0%500 50.0% • Gross margins expanded by 80 basis points primarily 400 40.0%400 40.0% driven by pricing discipline and synergy initiatives, partially offset by lower leverage of fixed cost structure 300 24.5% 25.3% 30.0%300 23.3% 23.4% 30.0% from decreased tonnage volumes. 200 20.0%200 20.0% 100 10.0%100 10.0% 0 0.0%0 0.0% 2Q PF 2018 2Q 2019 YTD PF 2018 YTD 2019 2018 Net Sales PF 2019 Net Sales Gross Margin Product Mix Coaters 9% IMP Buildings 24% 37% Components 30% Note: 2Q 2018 pro forma results for the Commercial segment have been recast from fiscal 2Q 2018 to a 2Q calendar 2018 period. 6

Siding Segment – 2Q 2019 OurSecond MissionQuarter, YTD Results and & Gross Vision Margin 2Q 2019 Key Highlights 1000 100.0%600 100.0% ($ in millions) $543 $541 900 90.0% 90.0% • Net sales were lower year-over-year by $9 million or 500 800 80.0% 80.0% 2.7% primarily driven by lower volumes partially offset by the favorable impact of the inclusion of $43 700 70.0% 70.0% 400 million for the Environmental StoneWorks acquisition. 600 60.0% 60.0% • Gross margins expanded by 70 points, driven 500 50.0%300 50.0% primarily by pricing discipline and cost initiatives 400 40.0% 40.0% partially offset by FX. Average selling prices $315 $307 200 increased 3.1% for the quarter. 300 30.0% 30.0% 27.0% 27.7% 200 20.0% 24.6% 25.2% 20.0% 100 100 10.0% 10.0% 0 0.0%0 0.0% 2Q PF 2018 2Q 2019 YTD PF 2018 YTD PF 2019 2018 Net Sales PF 2019 Net Sales PF Gross Margin End Market Exposure New construction 37% Repair & Remodel 63% Note: 2Q18 pro forma results reflect financial results of Ply Gem and Environmental StoneWorks prior to their acquisition. Such results may not reflect the actual 7 performance had such business been acquired prior to the dates presented.

Windows Segment – 2Q 2019 Second Quarter, YTD Results and Gross Margin 2Q 2019 Key Highlights 1000 Our Mission100.0%1200 & Vision 100.0% 900 ($ in millions) 90.0% 90.0%• Net sales were lower year-over-year by $19 million or 3.6% $966 1000 $930 primarily driven by lower volumes partially offset by higher 800 80.0% 80.0% pricing. 700 70.0% 70.0% 800 • Gross margins contracted by 70 basis points as a result of 600 60.0% 60.0% $528 $509 lower volumes and FX partially offset by pricing discipline. 500 50.0%600 50.0% Excluding $21 million of the Canadian Windows’ gross margin and the segment’s restructuring and integration 400 40.0% 40.0% costs, the U.S. Windows’ gross margins expanded 60 basis 400 300 30.0% 30.0% points year over year. 20.0% 19.3% 17.7% 200 20.0% 17.3% 20.0% 200 • The key milestones necessary to complete the Atrium and 100 10.0% 10.0% Silver Line integrations have been completed, including a Ply Gem/Atrium plant consolidation in Dallas and will be 0 0.0% 0 0.0% realized in earnings over the coming quarters. 2Q PF 2018 2Q 2019 YTD PF 2018 YTD 2019 2018 Net Sales PF 2019 Net Sales Gross Margin End Market Exposure New construction 52% Repair & Remodel 48% Note: 2Q18 pro forma results reflect financial results of the combined Ply Gem, Atrium and Silver Line windows businesses prior to their acquisition. Such results may not reflect the actual performance had such business been acquired prior to the dates presented. 8

Value Creation Through Ongoing Cost Initiatives And Projected Synergies Our MissionMerger Synergies & (1)Vision ~$26 - $30 ($ in millions) Merger Synergies $13  Plant Consolidations – Dallas, TX, Fairbluff, NC and Youngsville, NC  Procurement savings on larger buying power $6  Back office consolidation primarily in Windows and Corporate Q1 Q2 2H Manufacturing Materials SG&A Cost Initiatives (2) ~$17 - $23 Cost Initiatives $14  Engineering & Drafting offshoring $9  Process and labor efficiencies  Continuous improvement with Six Sigma training across Commercial and Residential  Transportation and logistics efficiencies Q1 Q2 2H Manufacturing Materials SG&A Savings of $85 - $95 million expected by the end of 2019 Note: The cost initiative and synergy figures are management’s estimates as of the date hereof and subject to risks, see “Forward Looking Statements”. (1) Merger synergies include the NCI/Ply Gem merger and the acquisitions of Atrium, Silver Line and Environmental StoneWorks. 9 (2) Cost initiatives include the 2x20 Ply Gem initiative and the Commercial segments $40 - $50 million cost savings initiative started in 2018.

2H 2019 End Market Outlook and 3Q 2019 Guidance Our Mission & Vision End Market Outlook Commercial Mid- single digit contraction New Single Family Low single digit growth Residential Repair & Remodel Low single digit growth Guidance for 3Q 2019 Adjusted EBITDA $170 - $185 million 10

Cash Flow and Balance Sheet Our Mission & Vision ($ in millions) Cash Flow 1Q PF 2019 2Q 2019 YTD PF 2019 • Cost-efficient and flexible capital structure Adjusted EBITDA $70 $172 $242 (1) • $686M in aggregate revolving Capital Expenditures ($27) ($30) ($57) (3) facilities Free Cash Flow $43 $142 $185 • Ample liquidity • No near-term leverage Balance Sheet and Liquidity covenants or significant 1Q 2019 2Q 2019 maturities Total Debt $3,408 $3,401 • Asset Based Lending facility (“ABL”) due 2023 Cash $100 $88 • Term Loan due 2025 Total Net Debt $3,308 $3,314 • Senior Notes due 2026 Net Debt/ LTM Adjusted EBITDA 6.2x 6.2x Liquidity(2) $566 $553 (1) Includes purchase of property and equipment (2) Liquidity includes cash and availability under revolving credit facilities 11 (3) $611 million Facility, $115 million Cash Flow Facility less $40 million in Letters of Credit and priority payables

Our Mission & Vision Appendix

Second Quarter Pro Forma Adjusted EBITDA Reconciliation For the three For the three For the six ($Our in millions) Mission & Vision months ended months ended months ended March 30, 2019 June 29, 2019 June 29, 2019 Operating income (loss), GAAP ($27.4) $80.9 $53.6 Restructuring and impairment 3.4 7.1 10.5 Strategic development and acquisition related costs 14.1 12.1 26.2 Non cash charge of purchase price allocated to inventories 16.3 - 16.3 Customer inventory buybacks 0.2 0.2 0.4 Other, net 0.7 1.4 2.1 Adjusted operating income 7.4 101.7 109.1 Other income and expense, net 0.4 (0.4) (0.1) Depreciation and amortization 60.0 67.5 127.5 Share-based compensation expense 4.0 3.5 7.5 Adjusted EBITDA $71.7 $172.3 $244.0 Pro forma Adj. EBITDA impact for Environmental StoneWorks (1) (1.7) - (1.7) Pro forma Adjusted EBITDA $70.0 $172.3 $242.3 (1) Reflects the Adjusted EBITDA of Environment StoneWorks for the period January 1, 2019 to the acquisition date of February 20, 2019. 13

2018 Quarterly Adjusted EBITDA Reconciliation

($ in millions)	Fiscal Three Months Ended			
	March 31, 2018	June 30, 2018	September 29, 2018	December 31, 2018
Operating income, GAAP	**$ 12.9**	**$ 19.0**	**$ 54.5**	**$ 39.6**
Restructuring and impairment	1.1	0.5	(0.4)	0.8
Strategic development and acquisition related costs	0.7	1.1	3.6	11.7
Loss (gain) on disposition of business	-	6.7	(1.0)	-
Acceleration of CEO retirement benefits	4.6	-	-	-
Gain on insurance recovery	-	-	(4.7)	-
Adjusted operating income	**$ 19.3**	**$27.3**	**$ 52.0**	**$ 52.0**
Other income and expense	0.9	-	0.1	(0.3)
Depreciation and amortization	10.4	10.4	10.2	11.4
Share-based compensation expense	2.3	2.0	1.0	2.7
Adjusted EBITDA – prior fiscal calendar	**$ 32.9**	**$ 39.7**	**$ 63.3**	**$ 65.8**
Change in fiscal period	(1.8)	18.1	(10.9)	(16.0)
Impact of acquisitions	41.1	116.1	113.1	78.8
Pro forma Adj. EBITDA – new fiscal calendar	**$ 72.2**	**$ 173.9**	**$ 165.5**	**$ 128.6**

Note: The change in fiscal period reflects the estimated impact from moving from a 52/53 week fiscal year-end to a four-four-five week calendar year.
The impact of acquisitions reflects the estimated impact of combining Ply Gem, Atrium, Silver Line and Environmental StoneWorks for each period presented.

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Our Mission & Vision K. DARCEY MATTHEWS Vice President, Investor Relations E: darcey.matthews@ncigroup.com 281.897.7785 Cornerstonebuildingbrands.com